                                                                    Exhibit 23.1
                                                                    ------------


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Electric Fuel Corporation of our report dated February 26, 1999 relating to the financial statements for the three-year period ended December 31, 1998, which report appears in the December 31, 1998 Annual Report on Form 10-K of Electric Fuel Corporation.



                                     /s/ Kesselman & Kesselman
                                     ____________________________________
                                     Kesselman & Kesselman
                                     Certified Public Accountants (Israel)




Jerusalem, Israel
September 17, 2000